UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1225

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2026, the Board of Directors (the “Board”) of Korn Ferry, a Delaware corporation (the “Company”), increased the size of the Board to nine directors and immediately thereafter elected Peter Shimer as a director and appointed him to the Board’s Audit Committee and Nominating and Corporate Governance Committee. The Board determined that Mr. Shimer is an independent director within the meaning of the listing standards of the New York Stock Exchange. A copy of the press release announcing Mr. Shimer’s appointment is attached hereto as Exhibit 99.1.

There are no arrangements or understandings between Mr. Shimer and any other persons pursuant to which he was selected as a director. There is no information that is required to be disclosed with respect to Mr. Shimer pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Shimer will receive standard compensation amounts (pro-rated for his service on the Board from the date of his appointment until the next Annual Meeting of Stockholders) payable to non-employee directors of the Company, consistent with the terms of the Company’s non-employee director compensation program as described in Exhibit 10.52 (Summary of Non-Employee Director Compensation Program, Effective May 1, 2025) to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025, which was filed with the Securities and Exchange Commission on June 27, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release, dated March 6, 2026.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: March 6, 2026	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	Chief People & Legal Officer, Managing Director – Corporate Responsibility & Business Affairs, and Corporate Secretary